Summary Prospectus April 30, 2012 (as amended on June 1, 2012)

Elfun International Equity Fund

EGLBX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/elfunProspectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objectives

Long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses[1]	0.35%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.49%
Expenses Reimbursed/Waived by Adviser[2]	0.01%
Total Annual Fund Operating Expenses After Reimbursement/Waiver	0.48%

1	The expense information in the table has been restated to reflect management expenses estimated for the current fiscal year.

2	GE Asset Management Incorporated (“GE Asset Management”) has entered into a contractual arrangement with the Fund to waive a portion of its management fee charged to the Fund in an amount equal to the management fee payable to GE Asset Management by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 29, 2013, and can only be changed or terminated with the approval of the Board of Trustees of the Fund and GE Asset Management.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your units at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$156	$273	$615

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.

The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the U.S. An issuer is considered to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S., or the principal trading market for its securities is located outside the U.S. The portfolio managers focus on companies whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in securities of foreign (non-U.S.) issuers of companies representing at least three different countries. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio managers will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	low valuation relative to their long term cash earnings potential

•	potential for significant improvement in the company’s business

•	financial strength (favorable debt ratios and other financial characteristics)

•	sufficient liquidity

•	large or medium capitalization (meaning a market capitalization of $2 billion or more)

The portfolio manager(s) may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the U.S. The portfolio managers may also invest in various types of derivatives to gain exposure to certain types of securities as an alternative to investing directly in such securities.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Emerging Markets Risk is the risk of investing in securities of companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging markets countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Summary Prospectus

April 30, 2012 (as amended on June 1, 2012)

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	24.82%	(quarter ended June 30, 2009)
Lowest	-22.85%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Elfun International Equity Fund
Return Before Taxes	-16.02	-4.75	4.54
Return After Taxes on Distributions	-16.20	-5.35	4.00
Return After Taxes on Distributions and Sale of Fund Units	-9.76	-3.70	4.12
MSCI EAFE Index (does not reflect fees, expenses or taxes)	-12.14	-4.72	4.67

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ralph R. Layman	21 years	Executive Vice President and Chief Investment Officer Emeritus
Jonathan L. Passmore	10 years	Senior Vice President
Michael J. Solecki	13 years	Senior Vice President and Chief Investment Officer –International Equities

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website, or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

ELF SP IT 6-2012